Q2 2026 Earnings Supplement August 4, 2026 Exhibit 99.2

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, benefits, timing and financial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans, market growth and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the end quarter ended March 31, 2026, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, expected to be filed with the SEC in the third quarter of 2026. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. The information in this presentation is provided only as of August 4, 2026, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock and in foreign exchange rates.

Backed by highly localized, verticalized support Clients Look to Flywire to Solve Payments Complexity Client Delivered in client’s environment One integration Settled in their currency Posted to system of record Disputes handled end-to-end Around-the-clock team with excellent payment and product knowledge across 25 languages and 16 countries An AI-first strategy that pairs rapid self-service with skilled care for complex cases Flywire Handles complexity Specialized workflows Compliance & screening FX, banking & settlement ERP integration & reconciliation Global payer support Payer Selects from available payment methods Bank transfers Cards Local wallets Emerging methods

240+ countries & territories 1,200+ local payment options 140+ currencies reported Optimized intelligent transaction routing ~6,000 geographic corridors Domestic + cross-border payments Scalable global settlement infrastructure Broad local clearing & local payment methods Our Global Network Today We’ve built a global, regulatory-grade infrastructure platform that is very hard to replicate

Generic processors go a mile wide. **Flywire goes a mile deep.**

Example: Education Tuition Payment Journey

Payment Journey Stage	Generic Processor	Flywire	What Flywire Does
1 Many ways to pay	✗	✓	→ Local in, local out – collects in local currency via a large local banking network → Local payment methods tailored to payer markets and use cases
2 KYC & regulatory	✗	✓	→ Client KYC review; ensures funds reach legitimate destinations for legitimate purposes → Rigorous transaction monitoring, regulation compliance, and currency controls → Multi-jurisdictional - not a single-country vendor
3 Tax & FX compliance	✗	✓	→ Handles country-specific FX controls and regulatory docs before fund outflow → Tax obligations vary by market - we manage where required (e.g. WHT in India, Brazil)
4 System of Record reconciliation	✗	✓	→ Integrates to each institution's ERP; Built-in audit trails/reporting → End-to-end transaction visibility – verified 'good funds' leads to better cash flow insight
5 Refunds & disputes	✗	✓	→ Returns funds to original sender, offloading global AML and complexity from the client → Manages the chargeback and dispute process end-to-end

A generic processor moves money. Flywire manages complexity:
moving money globally, compliantly, efficiently and accurately

Capability Point Solutions Generic Processor Flywire What Flywire Does Workflows + Payments connected Contracts, approvals, and payments in a single workflow Full agreement management for Hospitality Travel-specific payment types Partial Flexible scheduling of installments Group and split payments: each payer chooses their method and currency based on one Flywire shared balance. Enterprise-grade security & compliance Partial Standard AML, compliance, and global security built-in Tailored tools and approaches by geography and payment type Global payment support Limited Some Extensive Seamless, localized experience with transparent exchange rates and round-the-clock multilingual support Workflow automation Limited Automated invoicing, payment matching and recon Payables offering for subcontractors/vendors Workflows, agreements and payments triggered in one flow Unified reporting & visibility Partial Real-time visibility across deposits, billing, and recon Single source of truth for booking/reporting Travel-specific integrations Limited Limited Integrates directly with PMS/CRM/accounting software Eliminates manual data entry that others require Generic processors go a mile wide. Flywire goes a mile deep. Example: How Flywire Serves Travel Clients

Spotlight: SFS Delivering Measurable Impact

Due by 05/31/2026 Student Financial Software Billing & Account Presentment eBill 1098-T Sponsored billing eRefunds The complete platform for every student – from enrollment to collections Payments Domestic International Refunds eStore Payment Plans Collections Management Flexible plans Real-time rebalancing Pre-collect Past-due Agency management Your Flywire University balance due has qualified for a payment plan. Please go to: https://flywireU.. myflywire.com Your FlywireU balance due has qualified for a payment plan. Please go to: https://flywireU. myflywire.com Due by 05/31/2026 01/31/2026 01/31/2026 01/31/2026 Due by 05/18/2026 Due by 05/18/2026 01/10/2026 01/10/2026 01/10/2026 Built for ALL Students Deep SIS Integrations Global Payment Network

CASE STUDY Before Flywire SFS Fall 2024 With Flywire SFS Payment Plan Default Rate Drops from 34% to 2% Initial license of Flywire XB in 2019 > Went live with Flywire SFS in 2025 CASE STUDY The typical default rate on Flywire payment is historically less than 5% 34% default rate Less than 2% default rate Fall 2025

Replacing a sunset Unit4 module became the catalyst for turning finance into a strategic driver of the student experience “We couldn’t find anything else on the market that came close to it.” Chris Billington Head of Finance Shared Services Measurable Impact With Flywire SFS Consolidating tuition & accommodation payments onto Flywire's Student Financial Software, integrated with Unit4 92% payment plan completion up from 60% – a 50%+ increase 6-Figure merchant fee savings from consolidating global payments and refined payment options with improved client economics Real-Time Transparency Self-service balances via Unit4 integration — balance enquiries virtually eliminated Fewer Escalations Staff resolve queries at first contact, freeing time for complex student needs Expanded Payment Choice 140+ local currencies and preferred local payment methods, all in one platform CASE STUDY

Spotlight: Digital Transformation (ADAPT)

Digital Transformation: Project ADAPT Speed Savings Scale Accelerate time to insight and organizational agility Example: Reduce sales quote generation and deal approval timelines Rationalize the tech stack and focus our human capital Example: Deprecate >30 duplicative systems and footprint Build a scalable, AI-ready infrastructure Example: Support growth with optimized targeted hiring Standardization Create a unified set of processes + data models across the org Example: Standardize global People workflows and core Finance workflows

Re-architecting the Operating Model

A Multi-year Transformation

From insight to action

BUSINESS OUTCOMES → **Faster answers, fewer handoffs & less work**
for Sales & Marketing, R&D/Product, G&A

People + AI Agents
Working side by side to get from insight to action — faster.
INSIGHT → *DECISION* → *ACTION*

Democratized Certified Data
Accurate, consistent, and trusted data available to everyone — people and AI agents — across the organization.

Redesigned end-to-end processes
Workflows reimagined from the ground up to eliminate friction, reduce handoffs, and drive outcomes.

Unified & simplified enterprise systems
Consolidated, modern core systems providing a single source of truth and a scalable foundation for growth.

S&M

- → Higher revenue per rep
- → Shorter sales cycles
- → Better client targeting

R&D / Product

- → Faster innovation and iteration
- → Better product decisions

G&A

- → Agent-ready architecture
- → Greater productivity
- → Scalable operations

AI is already driving operating leverage across the business

Scaling throughput across every function without proportional cost increases

Customer Support & Experience

~45%
of support inquiries auto-resolved without human intervention

↑ Self-service rate reached **44.7%** in Q2'26

↓ Handling time and cost per contact down **30%**

↑ Contact volume grew **~19%** in 1H26 while team size **declined by 2**%

Engineering & Product

Months → weeks
for complex code Conversions and migrations

AI code writing and automated prototyping are accelerating development timelines

→ **200+ engineering hours saved** on just two SFS projects
(80 hrs on an API migration + 120 hrs on security improvements)

Sales & Implementation

More ARR per rep
with shorter implementation cycles

AI-driven CRM automation matches the right products to clients with greater precision → **boosted revenue per rep**

AI-assisted implementations → **faster client onboarding**

Finance & Core Operations

Less manual work, more automation

AI-powered document verification automates cross-border compliance → **thousands of hours saved**

AI now runs routine analysis → saving FTE time for higher-judgment work

Manual Reporting down sharply and critical reports now generated in a fraction of time vs days before

Step change in productivity gains for finance teams

AGENT-READY BY DESIGN

Rearchitecting data & operating systems so people & AI agents work side-by-side – structurally lowering the cost of scale

Our 2026E OPEX can scale efficiently A Multi-year Transformation LOWER SCALING 34% Sales & Relationship Management (Education, Healthcare, Travel, B2B) MODERATE SCALING 29% Marketing Engineering Product Global Payments HIGH SCALING 37% G&A Operations IT Risk & Security Scaling classification reflects expected cost growth relative to gross profit over the mid-term: High = largely fixed costs Moderate = mix of fixed and variable costs Lower = largely variable, expected to grow with volume

Proven Operating Leverage as the Platform Scales aEBITDA/Headcount (1) (FTE) Adj. Gross Profit/Headcount (1) (FTE) 2022 2023 2024 2025 2022 2023 2024 2025 EBITDA- centric profitability inflected as we scaled Grew aGP/FTE efficiency Note (1): The average approximate number of FlyMates, including full-time employees and contractors, for the trailing four quarters.

$167.7M revenue $(8.1M)* net loss 53.4% gross margin *Q2 2026 includes a $2.9M FX loss compared to a $3.9M FX gain and $1.4M restructuring costs in Q2 2025 GAAP Financial Highlights Q2 2026

Key Operating Metrics (Non-GAAP) Q2 2026 $8.2B total payment volume +38.2%1 YoY $92.7M adjusted gross profit 19.0%1 YoY, 56.6%2 $24.0M adjusted EBITDA 44.5%1 YoY, 14.6%2 $163.8M revenue less ancillary services +28.5%1 YoY 1. Represents Y-o-Y Growth as compared to Q225 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Q2 Actual Performance vs. Guidance: Strong Beat Across the Board

	Actual	Guide[2]	Beat
	Q2 2026	Q2 2026	
Total RLAS[1]	**$164**	**$156**	**+$8**
Y/Y RLAS Spot Growth (%)	**28%**	**23%**	**~550 bps**
Y/Y RLAS FxN Growth (%)	**27%**	**21%**	**~590 bps**
aEBITDA[1]	**$24**	**$21**	**+$2.5**
aEBITDA Margin expansion - YoY	**~+160 bps**	**+75 bps**	**+85 bps**

RLAS variance to Guide Mid-Point:

- ✔ Beat FxN Revenue growth by ~ 590 bps primarily due to higher payment processing revenues, strength in Travel/EDU
- ✔ Reported $ Spot revenue beat by $8M

Adjusted EBITDA Variance Mid-Point:

- ✔ Adjusted EBITDA was $2.5M ahead of the guide driven by top line beat and operational cost discipline

1. In US dollars millions 2.Refers to mid-point of guidance ranges, where applicable

Coding with AI… Increase feature velocity and engineering productivity shortening development timelines Technical support streamlined with AI...issue triage and preliminary solutions managed via AI tools Data architecture investments to drive insights and predictive/ML/AI capabilities Highly scalable support, compliance and legal functions thanks to automation initiatives Procurement - vendor consolidation of systems, new procurement policy Leaning more into digital marketing for Travel Efficient upsells through customer education tools Faster Relationship Managers (RM) ramp up/ knowledge assistants/chatbots for internal use/competitive intelligence Driving Productivity/Leverage Across All Opex Lines Opportunities to Scale 1. Measures non-GAAP operating expenses as % of revenue less ancillary services (RLAS) Technology & Development 1 General & Admin 1 Sales & Marketing 1

Selected Customer Wins: Q2 2026 Strong New Client Wins & Expansion Across Existing Customers SIGNED SFS ACCOUNTS NEW LIVE ACCOUNTS & MAJOR EXPANSIONS Large Florida University Private Liberal Arts University in Vermont

2026 & Q3 Financial Outlook

Q3 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates. 2. As of 6/30/2026 exchange rates. As of August 4, 2026 FX changes vs 6/30/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 16-22% YoY FXN 100-300 bps Estimated FX Benefit on RLAS: ~0-1% 2

FY 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates 2. As of 6/30/2026 exchange rates. As of August 4, 2026 FX changes vs 6/30/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 21-27% YoY FXN 200-400 bps Estimated FX Benefit on RLAS: ~2% 2

FY 2026 Guidance Assumptions EDU Macro Assumptions (Unchanged) Revenue Approx. 1.5% inorganic growth from Sertifi. Approx. 3-4% coming from payment processing ramps. Gross Margins Adjusted Gross Profit margin expected to decline ~350 bps in FY2026 due to payment processing ramp. Excl ramp, GM % decline would be ~200 bps for FY26, and exiting into 2027 in the normal ~100-200 bps annual range. aEBITDA (%) Improved productivity & operating leverage, supporting our ability to grow operating expenses more efficiently relative to gross profit. 2026 Guidance Context North America U.S. visas down 30%; CAN visas down 10%. Offset by new client growth & upsells to domestic payments. US education revenue to grow LSD % in 2026. CAN EDU expected to grow > 10% YoY. EMEA Assuming visa approvals moderately down in the UK. Watching Q3-Q4 peak. Continued strong EMEA revenue growth (above company average) from further market share gains. APAC Assuming flat visas in AUS, while still assuming modest LSD revenue growth. Watching tighter visa requirements for Indian students.

Recent Visa/ Int’l Student Developments in Big 4 Markets

UK

- Stiffer compliance thresholds causing universities to reduce recruitment in “high-risk” student source countries
- Significantly higher rejection rates & visa processing delays concentrated in South Asia and Africa

USA

- Int’l student visas capped at 4 years - need to apply for extension for longer programs
- Stricter review now decides if green card applicants adjust status in the US or forced to apply abroad
- $100,000 H-1B visa fee ruled unlawful, blocked by federal court

CANADA

- 2026 Visa Cap at 155,000 — a 49% cut from 2025. But exemption for Master's and PhD students at public institutions.
- Provincial labour focus: eg prioritizing public postsecondary programs aligned with provincial labour market needs.

AUSTRALIA

- Non-refundable application fee hikes as of July 2026: student visa costs AU$2,500, and Temporary Graduate visa is AU$5,750.
- Maintained target of 295,000 new int’l students for 2027 despite declining visa trends

Capital Allocation & Structure

Capital Allocation Strategy Overview Organic Growth Investments Geographic expansion GTM enhancement Deeper software integrations Ecosystem expansions with Strategic Payables & International Agent solutions Strategic Acquisitions Accelerate within existing industry and / or geographies New product capability for cross-sells & upsells Enter new geographies or regions Share Buybacks Share Repurchase Program enables purchasing when projected return exceeds our cost of equity Prudent approach in maintaining operational liquidity and financial flexibility for organic investments & strategic M&A

Maintained strong total liquidity while returning capital Cash declined $50M from Q1 to Q2 2026, primarily driven by share repurchases, fulfilling our buyback commitment FCF reflects expected seasonal cash flow patterns and one-time transformation-related cash outflows; excluding these items, FCF would have been positive. 2Q26 Cash & Liquidity Walk (US$M) (1) 217 03/31/26 Corporate Cash (1) (4) (49) 167 FCF (1) SBB 06/30/26 Corporate Cash (1) Credit Facility (Unfunded) 300 467 06/30/26 Total Liquidity ~ 3 Other (1) Please see definitions and reconciliations to the comparable GAAP metrics in the appendix

Share Buyback (SBB): ~$177M since program start Authorized $300M (-) Purchases through 06/30/26 $(177M) Remaining $123M We repurchased 3.1 M shares at an average price of $15.65 in 2Q26 Since program start, 12.1M shares have been repurchased at an average price of $14.68 (US$M) Shares Repurchased 2.3M 5.7M 4.0M 12.1M Average Price1 $18.84 $13.04 $14.62 $14.68 1 Excludes Commissions

Appendix

Revenue Less Ancillary Services and Adjusted Gross Profit Reconciliations $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Revenue Less Ancillary Services Disaggregation by Revenue Type $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

FX Neutral Revenue Less Ancillary Services Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Loss to Adjusted EBITDA Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Operating Expenses Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Margin, EBITDA Margin, and Adjusted EBITDA Margin $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Free Cash Flow Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Corporate Cash Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Definitions Revenue Less Ancillary Services. Revenue Less Ancillary Services represents the Company’s consolidated revenue in accordance with GAAP less (i) pass-through cost for printing and mailing services and (ii) marketing fees. Adjusted Gross Profit and Adjusted Gross Margin. Adjusted gross profit represents Revenue Less Ancillary Services less cost of revenue adjusted to (i) exclude pass-through cost for printing services, (ii) offset marketing fees against costs incurred and (iii) exclude depreciation and amortization, including accelerated amortization on the impairment of customer set-up costs tied to technology integration, if applicable. Adjusted Gross Margin represents Adjusted Gross Profit divided by Revenue Less Ancillary Services. Adjusted EBITDA. EBITDA represents our consolidated net income (loss) in accordance with GAAP adjusted to exclude (i) interest expense, (ii) interest income, (iii) (benefit from) provision for income taxes and (iv) depreciation and amortization. Adjusted EBITDA represents EBITDA further adjusted by excluding (a) stock-based compensation expense and related payroll taxes, (b) the impact from the change in fair value measurement for contingent consideration associated with acquisitions,(c) gain (loss) from the remeasurement of foreign currency, (d) indirect taxes related to intercompany activity, (e) acquisition related transaction costs, (f) employee retention costs, such as incentive compensation, associated with acquisition activities, (g) restructuring costs, and (h) gain (loss) from investments. Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by Revenue Less Ancillary Services. FX Neutral Revenue Less Ancillary Services. FX Neutral Revenue Less Ancillary Services represents Revenue Less Ancillary Services adjusted to show presentation on a FX Neutral basis. The FX Neutral information presented is calculated by translating current-period results using prior-period weighted average foreign currency exchange rates.

Non-GAAP Definitions Non-GAAP Operating Expenses. Non-GAAP Operating Expenses represents GAAP Operating Expenses adjusted by excluding (i) stock-based compensation expense and related payroll taxes, (ii) depreciation and amortization, (iii) acquisition related transaction costs, if applicable, (iv) employee retention costs, such as incentive compensation, associated with acquisition activities, (v) the impact from the change in fair value measurement for contingent consideration associated with acquisitions and (vi) restructuring costs. Free Cash Flow. Free Cash Flow represents the Company’s net cash provided by (used in) operating activities less (i) purchases of property and equipment and (ii) capitalization of internally developed software and excluding (iii) changes in funds receivable from payment partners and (iv) changes in funds payable to clients, Corporate Cash. Corporate Cash represents the Company’s (i) cash and cash equivalents, (ii) short-term investments, (iii) long-term investments, excluding (iv) funds receivable from payment partners and (v) funds payable to clients.